Accrued Liabilities and Other Current Liabilities - Schedule of Accrued Liabilities and Other Current Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Payables and Accruals [Abstract]
Revenue sharing fees		¥ 567,497	¥ 259,134
Salaries and welfare		88,713	44,473
Bandwidth costs		76,028	63,909
Marketing and promotion expenses		39,434	17,511
Deposits from content providers, suppliers and advertising customers		25,615	9,919
Others		55,484	29,132
Total	$ 124,034	¥ 852,771	¥ 424,078